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                                                                   EXHIBIT 10.47


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                       PLACEMENT AND REMARKETING AGREEMENT


                                      AMONG


                          VILLAGE OF GURNEE, ILLINOIS,


                           STERIGENICS INTERNATIONAL,


                                       AND


                          WHEAT, FIRST SECURITIES, INC.



                                   Dated as of
                                  April 1, 1996


          ------------------------------------------------------------


                          Relating to the Issuance of:


                                   $7,750,000
                           Village of Gurnee, Illinois
                      Industrial Development Revenue Bonds
                      (SteriGenics International Project),
                                   Series 1996


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                         PLACEMENT REMARKETING AGREEMENT

                                TABLE OF CONTENTS

         (This Table of Contents is not a part of this Placement and Remarketing Agreement and is, only for convenience of reference.)

         Section 1.   Definitions .........................................   2
         Section 2.   Appointment of Placement Agent ......................   2
         Section 3.   General Obligations of Placement Agent ..............   2
         Section 4.   Appointment of Remarketing Agent ....................   2
         Section 5.   General Obligations of Remarketing Agent ............   2
         Section 6.   Determination of Interest Rates .....................   3
         Section 7.   Maintenance of Registration; Records ................   3
         Section 8.   Manner of Offer and Sale ............................   3
         section 9.   Denominations; Conditions to Placement and
                      Remarketing .........................................   5
         Section 10.  Wheat Not Obligated to Advance Own Funds; No
                      Liability for Inability to Place or Remarket Bonds ..    9
         Section 11.  Private Placement Memorandum; Rating and Blue
                      Sky Qualification ...................................    9
         Section 12.  Representations and Warranties of Wheat .............   11
         Section 13.  Representations, Warranties, Covenants and
                      Agreements of the Company ...........................   11
         Section 14.  Representations of the Issuer .......................   13
         Section 15.  Payment of Fees .....................................   14
         Section 16.  Resignation and Removal .............................   15
         Section 17.  Termination .........................................   15
         Section 18.  Nature of Wheat's Obligations .......................   15
         Section 19.  Other Transactions by Wheat .........................   16
         Section 20.  Notices .............................................   16
         Section 21   Survival of Representations and Warranties ..........   16
         Section 22.  Consultation with Experts ...........................   16
         Section 23.  Liability of Wheat ..................................   16
         Section 24.  Officials of Company Not Liable .....................   16
         Section 25.  Indemnification .....................................   17
         Section 26.  Severability ........................................   18
         Section 27.  Assignment; Successors and Assigns ..................   18
         Section 28.  Amendments ..........................................   19
         Section 29.  Applicable Law ......................................   19
         Section 30.  Counterparts ........................................   19
         Section 31.  Headings ............................................   19

         EXHIBIT A    SUPPLEMENTAL OPINION OF BOND COUNSEL
         EXHIBIT B    BANKRUPTCY PREFERENCE OPINION OF
                      PLACEMENT AGENT COUNSEL
         EXHIBIT C    OPINION OF COUNSEL TO THE ISSUER
         EXHIBIT D    OPINION OF COUNSEL TO THE COMPANY
         EXHIBIT E    OPINION OF COUNSEL TO THE PLACEMENT AGENT
         EXHIBIT F    OPINION OF COUNSEL TO THE CREDIT PROVIDER
         EXHIBIT G    OPINION OF COUNSEL TO THE CONFIRMING BANK

                       PLACEMENT AND REMARKETING AGREEMENT

         This PLACEMENT AND REMARKETING AGREEMENT (this "Agreement") is made and entered into as of April 1, 1996, among the VILLAGE OF GURNEE, ILLINOIS, a Municipal corporation and a body politic and corporate of the State of Illinois (the "Issuer"), STERIGENICS INTERNATIONAL, a California Corporation (the "Company"), and WHEAT, FIRST SECURITIES, INC., a Virginia corporation, as the placement Agent and as the Remarketing Agent ("Wheat," the "Placement Agent" or the "Remarketing Agent," as applicable);

                                    PREAMBLES

         WHEREAS, the Issuer has authorized the issuance and sale of its Industrial Development Revenue Bonds (SteriGenics International Project), Series 1996, in the aggregate principal amount of $7,750,000 the "Bonds"), pursuant to the provisions of an Indenture of Trust dated as of April 1, 1996 (the "Indenture," between the Issuer and Bank One, Columbus, N.A., as trustee (the "Trustee"), the proceeds of which will be loaned by the Issuer to the Company pursuant to the provisions of a Loan Agreement dated as of April 1, 1996 (the "Loan Agreement"), such loan to be evidenced by the company's promissory note in the aggregate principal amount of $7,750,000 (the "Note"), and will be used to provide financing for a part of the cost of the acquisition, construction, equipping and installation of a manufacturing facility located in the Village of Gurnee, Lake County, Illinois to be owned and operated by the Company;

         WHEREAS, the payment when due of the principal of, interest on and Purchase Price (as hereinafter defined) of the Bonds will be secured initially, to the extent provided therein, by a letter of credit in the initial stated amount of $7,880,000 (the "Letter of Credit" and, together with any Alternate Credit Facility, the "Credit Facility") dated the date of issuance and delivery of the Bonds (the "Date of Issuance") and issued by Comerica Bank-California (together with any issuer of an Alternate Credit Facility, the "Credit Provider") and confirmed by Comerica Bank, a Michigan banking corporation (the "Confirming Bank");

         WHEREAS, the Bonds are more fully described in the Preliminary Private Placement Memorandum dated April 15, 1996 (the "Preliminary Private Placement Memorandum") and the Private Placement Memorandum dated April 19, 1996 (together with the Preliminary Private Placement Memorandum, the "Private Placement Memorandum") prepared in connection with the initial placement of the Bonds on the Date of Issuance;

         WHEREAS, the Company and the Issuer have requested that Wheat act as the Placement Agent to locate the initial purchasers of the Bonds on the Date of Issuance;

         WHEREAS, the Bonds, once initially placed on the Date of Issuance, are subject to both optional and mandatory tender for purchase by the owners thereof under the circumstances set forth in the Indenture;

         WHEREAS, the Indenture and this Agreement provide for the remarketing of the Bonds in certain circumstances when so tendered for purchase from time to time; and

         WHEREAS, the Company and the Issuer have requested that Wheat act as their agent to effect such remarketing and to perform certain other services as contemplated by the Indenture and this Agreement, and the execution of this Agreement will assist the Company and the Issuer in carrying out the purposes for which the Bonds were issued;
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         NOW, THEREFORE, the parties hereto agree as follows:

         Section 1. DEFINITIONS. Capitalized terms used herein but not defined herein shall have the same meaning as set forth in the Indenture.

         Section 2. APPOINTMENT OF PLACEMENT AGENT. Wheat is hereby appointed, and subject to the ,terms and conditions contained in this Agreement, Wheat accepts such appointment, as exclusive placement Agent for the initial offering, issuance and sale of the Bonds on the Date of Issuance.

         Section 3. GENERAL OBLIGATIONS OF PLACEMENT AGENT.

                  (a) As agent for the Company and the Issuer, the Placement Agent will arrange for the purchase of $7,750,000 aggregate principal amount of the Bonds on the Date of Issuance by Qualifying Investors (as hereinafter defined) at a price equal to 100% of the principal amount thereof, shall collect and deliver to the Trustee the purchase price so paid therefor in immediately available funds, and, if the Bonds are not to be held in book-entry only form, shall deliver to the Trustee a list of all the initial purchasers of such Bonds, including the name, address and taxpayer or other identifying number of, and the principal amount of Bonds purchased by each such purchaser.

                  (b) Purchasers shall be required to deposit the purchase price of Bonds with the Placement Agent on or before the Date of Issuance for transfer by the Placement Agent to the Trustee on the Date of Issuance.

                  (c) The Placement Agent agrees that on the Date of Issuance it will transfer to the Trustee, for the account of the Company, the purchase price of the Bonds in immediately available funds, but only to the extent that each purchaser has deposited the purchase price of the Bonds to be purchased by such purchaser with the Placement Agent. If any purchaser does not deposit with the Placement Agent the purchase price of the Bonds to be purchased by such purchaser or otherwise refuses to purchase the Bonds to be purchased by such purchaser, the Placement Agent will use its best efforts to arrange for a substitute purchaser for such Bonds on the terms set forth in this Section and in
         Section 8.

Section 4.        APPOINTMENT OF REMARKETING AGENT.

                  (a) Pursuant to the Indenture and this Agreement, Wheat is appointed, and subject to the terms and conditions contained in the Indenture and this Agreement, Wheat hereby accepts such appointment, as exclusive Remarketing Agent in connection with offering and selling the Bonds from time to time in the secondary market subsequent to their initial offering, issuance and sale on the Date of Issuance.

                  (b) The Company and the Issuer agree that, unless this Agreement has been previously terminated pursuant to the terms hereof and subject to Section 27(b) below, the Remarketing Agent shall act as the exclusive Remarketing Agent for the Company and the Issuer with respect to the offer and sale of the Bonds in the secondary market on the terms and conditions contained in this Agreement and in the Indenture at all times.

         Section 5. GENERAL OBLIGATIONS OF REMARKETING AGENT. The Remarketing Agent, as agent for the Company and the Issuer and not as principal, undertakes to use its best efforts to remarket to Qualifying Investors on the applicable Purchase Date in accordance with Section 3.05 of the Indenture

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all Bonds that have been property tendered for purchase and to perform all other obligations and duties Remarketing Agent provided for in the Indenture subject to the terms and conditions hereof and thereof. If the proceeds from remarketing are insufficient to purchase such Bonds on the Purchase Date, remarketing Agent will thereafter continue to use its best efforts to remarket any such Bonds which have been purchased with a draw on the Credit Facility and which are held for the account of the Company, subject to the pledge of the Credit Provider, after the Purchase Date, subject to the terms and company conditions of the Indenture and this Agreement.

         Section 6. DETERMINATION OF INTEREST RATES. The Placement Agent shall determine the initial interest rate, applicable to the Bonds from the Date of Issuance to and including April 23, 1996 and thereafter shall determine the Variable Rate on the Bonds and the Term Rate on the Bonds in accordance with, and shall provide notice thereof to the parties, in the manner and at the times set forth in Section 03(b) of the Indenture.

         Section 7. MAINTENANCE OF REGISTRATION, RECORDS. Wheat (a) shall maintain its registration as broker-dealer and a municipal securities dealer with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and its qualification as a member of the National Association of Securities Dealers, Inc. (the "NASD"), (b) if the Bonds are held in book-entry only form, shall advise the Registrar and Paying Agent of the name, address and taxpayer or other identifying number of, and the principal amount of Bonds purchased by, each purchaser whom it has sold Bonds pursuant to the provisions of the Indenture and this Agreement, (c) shall hold all moneys delivered to it under this Agreement or under the Indenture for the purchase of Bonds in trust or the benefit of the person who shall have so delivered such moneys until the applicable securities depository, if the Bonds are then held in book-entry only form, or the Registrar and Paying Agent, if the Bonds are not then held in book-entry only form, reflects the ownership of such Bonds on the registration books maintained for that purpose and thereupon transfer such moneys (i) to the Trustee in the case of each initial placement of Bonds or (ii) to the prior owner of the Bonds or to the Credit Provider to reimburse it for any draw on the Credit Facility to purchase such Bonds, as appropriate, in the case of any remarketing of the Bonds, and (d) shall keep such records of purchases and sales of the Bonds and make and deliver such confirmations relating thereto, as shall be consistent with prudent and customary practice in the municipal securities industry.

         Section 8.        MANNER OF OFFER AND SALE.

         (a)      Prior to the first Conversion Date, Wheat, agrees:

                           (i) to offer and sell the Bonds at all times in
                  compliance with the exemptions set forth in the SEC's Rule 15c2-12(c);

                           (ii) not to offer or sell Bonds by means of any form
                  of general solicitation or general advertising, including but not limited to, the following:

                                    (A) any advertisement, article, notice or
                           other communication published in any newspaper, magazine or similar media or broadcast over television or radio; and

                                    (B) any seminar or meeting whose attendees
                           have been invited by any general solicitation or general advertising;


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                           (iii) not to offer or sell Bonds to any person unless
                  immediately prior to making such sale Wheat, after making reasonable inquiry, has reasonable grounds to believe and does believe:

                                    (A) that such person is a bank, savings and
                           loan association, financial institution, corporation, pension and profit sharing account, business, partnership, trust or substantial individual investor, accustomed to dealings in the money-market and is capable in its own sources of evaluating the merits of investing in obligations comparable to the Bonds (based on its own sources, obtaining copies of the Indenture, the Loan Agreement and the Credit Facility and the limited information in the Private Placement Memorandum) and to whom securities could be sold in reliance upon the exemption afforded by
                           Section 3(a) (3) or Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"), and comparable exemptions contained in other applicable federal and state laws (herein referred to as "Qualifying Investors");

                                    (B) based upon information supplied by such
                           person to the Placement Agent or the Remarketing Agent, as applicable, that (1) such person is acquiring the Bonds for its own account or as trustee or investment advisor for an account over which it has investment discretion for the purpose of investment and not with a view to, or for sale in connection with, any distribution of such Bonds nor with any present intention of distributing or selling such Bonds, subject to its right to tender the Bonds for purchase pursuant to their terms and except that the disposition of its property shall at all times be and remain within its control and (2) such person understands that the Bonds are not being registered under the 1933 Act and the Bonds are being sold to such person in a transaction that is exempt from the registration requirements of the 1933 Act; and

                                    (C) that all representations made and
                           information furnished by such person in connection with the purchase of any Bonds are true and correct in all material respects;

                           (iv) no to give any information or make any
                  representation in connection with the offering and sale of any Bonds other than those contained in the Private Placement Memorandum.

         (b) The Company and the Issuer hereby approve the offering and sale of the Bonds prior to the first Conversion Date to prospective purchasers who are Qualifying Investors on the terms set forth in this Agreement.

         (c) The Remarketing Agent, in its individual capacity, may become the owner of or may in good faith buy, sell, own, hold or deal in the Bonds as if it were not the Remarketing Agent.


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Section 9.        DENOMINATIONS; CONDITIONS TO PLACEMENT AND REMARKETING.

         (a) The Placement Agent and the Remarketing Agent, as applicable, shall not be authorized or required to offer any Bonds under this Agreement other than in an Authorized Denomination.

         (b) The Placement Agent's obligations under this Agreement shall be conditioned upon the performance by the Issuer and the Company of their respective obligations to be performed hereunder and shall also be subject to the following additional conditions:

                  (i) the representations and warranties of the Issuer and the Company contained herein shall be true, complete and correct on the date hereof and of the Date of Issuance as if made on the Date of Issuance;

                  (ii) as of the Date of Issuance, (A) this Agreement, the Loan Agreement, the Note, the Private Placement Memorandum, the Bonds, the Indenture, and the Confirmation Letter and the Credit Facility shall be in full force and effect and shall be in the forms previously furnished to the Placement Agent except for such changes as may have been agreed to by the Placement Agent, and (B) there shall be in full force and effect such ordinances and resolutions as, in the opinion of Bond Counsel, shall be necessary in connection with the transactions contemplated hereby;

                  (iii) none of the following shall have occurred between the date hereof and the Date of Issuance:

                           (A) legislation shall lave been enacted by the
                  Congress of the United States of America or the legislature of the State of Illinois or shall have been reported out of committee of either body or be pending in a committee of either body, or shall have been recommended to the Congress of the United States of America or otherwise endorsed for passage (by press release, other form of notice or otherwise) by the President of the United States, the Treasury Department of the United States, the Internal Revenue Service or the Chairman or ranking minority member of the Committee on Finance of the United States Senate or the Committee on Ways and Means of the United States House of Representatives, or legislation shall have been proposed for consideration by either such Committee or by the staff of the Joint Committee on Taxation of the Congress of the United States, or legislation shall have been favorably reported for passage to either House of the Congress of the United States by a Committee of such House to which such legislation has been referred for consideration, or a decision shall have been rendered by a court of the United States or of the State of Illinois or the United States, Tax Court or a ruling shall have been made or a regulation or temporary regulation shall have been proposed or made or any other release or announcement shall have been made by the Treasury Department of the United States or any branch thereof or the Internal Revenue Service, with respect to federal or the State of Illinois taxation upon revenues or other income of the general character to be derived by the Issuer or upon interest received on obligations of the general character of the Bonds, which in the reasonable judgment of the Placement Agent, materially adversely affects the market for the Bonds;


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                           (B) there shall exit any event or condition that, in
                  the reasonable judgment of the Placement Agent, either (1) makes untrue or incorrect in any material respect as of such time any statement or information contained in the Private Placement Memorandum or (2) is not reflected in the Private Placement Memorandum but should be reflected therein in order to make the statements and information contained therein not misleading;

                           (C) in the reasonable judgment of the Placement
                  Agent, the market price or marketability of the Bonds or the ability to enforce contracts for the sale of Bonds shall have been materially adversely affected by an amendment of or supplement to the Private Placement Memorandum, notwithstanding the Placement Agent's approval of such amendment or supplement prior to its distribution;

                           (D) there shall have occurred any outbreak of
                  hostilities, escalation of existing hostilities, or other national or international calamity or crisis, the effect of such outbreak, escalation, calamity or crisis on the financial markets of the United States being such as, in the reasonable judgment of the Placement Agent, materially adversely affects the market for the Bonds;

                           (E) there shall be in force a general suspension of
                  trading on the New York Stork Exchange or minimum or maximum prices for trading shall have been fixed and be in force, or maximum ranges for prices for securities shall have been requited and be in force on the New York Stock Exchange, whether by virtue of a determination by the New York Stock Exchange or by order of the SEC or any other governmental authority having jurisdiction;

                           (F) a general banking moratorium shall have been
                  established by either federal, Illinois, Michigan, California or New York authorities or any devaluation of the dollar shall have been proposed or effected by any governmental authority of the United States;

                           (G) there shall be any material adverse change in the
                  affairs of the Issuer or the Company that, in the reasonable judgment of the Placement Agent, affects materially and adversely the market price or the marketability of the Bonds;

                           (H) there shall be any material adverse change in the
                  financial position of the Credit Provider or the Confirming Bank that, in the reasonable judgment of the Placement Agent, affects materially and adversely the market price or the marketability of the Bonds;

                           (I) there shall be established any new material
                  restriction on transactions in securities (including the imposition of any limitation on interest rates) or the placement of the Bonds by the Placement Agent as contemplated by this Agreement;

                           (J) there shall occur a default with respect to the
                  debt obligations of or the institution of proceedings under bankruptcy laws by or against any state of the United States or agency or instrumentality thereof or any municipality


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
                  located in the United States or agency or instrumentality thereof that, in the reasonable judgment of the Placement Agent, affects materially and adversely the market price or marketability of the Bonds; or

                           (K) any legislation shall be enacted. or proposed,
                  any decision of any federal or state court or any ruling or regulation (final, temporary or proposed) of the SEC or other governmental agency shall have been made or issued that would
                  (1) make the Bonds or any securities of the Issuer or of any similar body subject to the registration requirements of the 1933 Act, or (2) require the qualification of an indenture with respect to the Bonds or any such securities under the Trust Indenture Act of 1939, as amended;

         (iv) at or prior to the Date of Issuance, the Placement Agent shall receive the following documents, in each case satisfactory in form and substance to the Placement Agent and its counsel:

                           (A) the unqualified approving opinion, dated as of
                  the Date of Issuance of Chapman and Cutler, as bond counsel ("Bond Counsel"), substantially in the form attached to the Private Placement Memorandum as Appendix D thereto, accompanied by a supplemental opinion of Bond Counsel, dated as of the Date of Issuance, substantially in the form attached hereto as Exhibit A;

                           (B) the opinion of counsel to the Issuer, dated as of
                  the Date of Issuance, substantially in the form attached hereto as Exhibit C

                           (C) the opinion of counsel to the Company, dated as
                  of the Date of Issuance, substantially in the form attached hereto as Exhibit D;

                           (D) the opinion of Parker, Poe, Adams & Bernstein
                  L.L.P., counsel to the Placement Agent, dated as of the Date of Issuance, substantially in the form attached hereto as Exhibit E accompanied by a bankruptcy preference opinion of counsel to the Placement Agent, dated as of the Date of Issuance, substantially in the form attached hereto as Exhibit B;

                           (E) the opinion of counsel to the Credit Provider,
                  dated as of the Date of Issuance, substantially in the form attached hereto as Exhibit F;

                           (F) the opinion of counsel to the Confirming Bank,
                  dated as of the Date of Issuance, substantially in the form attached hereto as Exhibit G;

                           (G) a certificate or certificates, dated as of the
                  Date of Issuance, signed by an authorized officer of the Issuer and in form and substance satisfactory to the Placement Agent, to the effect that the representations and warranties of the Issuer contained in this Agreement are true and correct in all material respects as of the Date of Issuance and that the Issuer has performed its obligations under this Agreement;



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
                           (H) a certificate of the President of the Company, or
                  such other officer as is acceptable to the Placement Agent, dated as of the Date of Issuance, in form and substance satisfactory to the Placement Agent, to the effect that the representations and warranties of the Company contained in this Agreement are true and correct in all material respects as of the Date of issuance and that the Company has performed its obligations under this Agreement;

                           (I) a certificate of the Secretary of the Company,
                  dated as of the Date of Issuance, in form and substance satisfactory to the Placement Agent and its counsel, certifying (1) that attached thereto is a copy of the articles of incorporation of the Company, and all amendments thereto, certified as of a recent date by the Secretary of State of the State of California, and that such documents have not been amended since such date; (2) that attached thereto is a true and complete copy of the Bylaws of the Company, as in affect on the date of such certification, (3) that attached thereto is a true and complete copy of the resolutions of the Board of Directors of the Company authorizing the execution and delivery of all documents and all transactions contemplated by the Private Placement Memorandum and this Agreement and (4) that attached thereto are certificates issued as of a recent date by the Secretary of State of the State of California and the State of Illinois, respectively, as to the good standing and authorization of the Company to do business in each of those jurisdictions;

                           (J) a certificate dated as of the Date of Issuance of
                  an authorized officer of each of the Credit Provider and the Confirming Bank satisfactory to the Placement Agent and its counsel and in form and substance satisfactory to the Placement Agent, to the effect that no event affecting the Credit Provider, the Confirming Bank or their operations has occurred that either (1) makes untrue or incorrect in any material respect as of the Date of Issuance any statement or information contained in the Private Placement Memorandum or
                  (2) is not reflected in the Private Placement Memorandum but should be reflected therein in order to make the statements and information therein not misleading;

                           (K) copies of the documents required to be filed with
                  the Trustee prior to delivery of the Bonds pursuant to Section
                  2.09 of the Indenture;

                           (L) copies of the Private Placement Memorandum,
                  executed on behalf of the Company by the President of the Company (or such other authorized officer as the Placement Agent shall have approved) and on behalf of the Issuer by an authorized officer of the Issuer;

                           (M) evidence of the ratings of A and A-1 issued by
                  Standard & Poor's, with respect to the Bonds; and

                           (N) such additional legal opinions, consents,
                  certificates, proceedings, instruments and other documents as the Placement Agent, counsel for the Placement Agent, or Bond Counsel may reasonably request to evidence compliance by the Issuer, the Company, the Credit Provider and the Confirming Bank with legal requirements, the truth and accuracy, as of the Date of Issuance, of the representations of the Issuer and the Company contained in this Agreement and the due performance or satisfaction by the Issuer and the Company at or


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
                  prior to such time of all agreements then to be performed and all conditions then to be satisfied by the Issuer and the Company;

                  (c) The Remarketing Agent shall not be required to remarket any Bonds under this Agreement it after the Date of Issuance;

                           (i) Any representation or warranty of the Company or
                  the Issuer made or incorporated by referenced in this Agreement shall prove to have been untrue, incorrect incomplete or misleading in any material respect;

                           (ii) Any fee, reimbursement, indemnity or other
                  amount payable to the Remarketing Agent under this Agreement is not paid when due, or a default by the Company or the Issuer in the observance or performance of any other covenant or agreement contained in this Agreement shall have occurred and be continuing;

                           (iii) Any event or condition, set forth in Section
                  9(b)(iii) shall have occurred; or

                           (iv) The Company and the Remarketing Agent fail to
                  agree upon a fee to be paid to the Remarketing Agent in connection with the initial conversion of the interest rate determination method on the Bonds from a Variable Rate to a Term Rate no later than 45 days prior to the first Conversion Date.

                  (d) No Bond redeemed pursuant to Article IV of the Indenture shall be referenced after such redemption.

         Section 10. WHEAT NOT OBLIGATED TO ADVANCE OWN FUNDS; NO LIABILITY FOR INABILITY TO PLACE OR REMARKET BONDS.

                  (a) The Company and the Issuer acknowledge and agree that Wheat, as the Placement Agent and the Remarketing Agent, as applicable,
         (i) is only acting under this Agreement as the agent of the Company and the Issuer, and not as a principal, insofar as the purchase of Bonds is concerned, (ii) is only obligated to use its best efforts to place or remarket any Bonds, as applicable and (iii) is in no way obligated under this Agreement to advance its own funds to purchase the Bonds in the event any purchaser fails to pay the purchase price of any Bonds to be purchased by it or in the event Wheat, as the Placement Agent or the Remarketing Agent, as applicable, is unable to arrange for the purchase of any Bonds.

                  (b) The Company and the Issuer further acknowledge and agree that the Remarketing Agent shall in no respect be deemed (i) to be warranting that it will be able to remarket the Bonds on any particular Purchase Date or (ii) to be assuming any liability or undertaking any obligation of any nature in the event such remarketing shall not be consummated on any particular Purchase Date.

         Section 11. Private Placement Memorandum; Rating and Blue Sky Qualification.

                  (a) The Company has prepared or caused to be prepared the Private Placement Memorandum, in form and substance satisfactory to the Placement Agent, in connection with the initial offering and sale of Bonds on the Date of Issuance, and the Company agrees at its cost to amend or supplement the Private Placement Memorandum with Wheat's assistance as the

Placement Agent or the Remarketing Agent as applicable, whenever requested by Wheat, as the Placement Agent or the Remarketing Agent, as applicable, when, in the reasonable judgment of the Placement Agent or the Remarketing Agent, as applicable, such amendment or supplementation is required in order to offer and sell the Bonds in accordance with federal and any applicable state securities laws. The Company agrees to notify Wheat, as the Placement Agent or the Remarketing Agent, as applicable, in writing if an event shall have occurred a result of which, in the judgment of the Company or its counsel, the Private Placement Memorandum includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstance under which they were made, not misleading, or if it is necessary to amend or supplement the Private Placement Memorandum to comply with any law, and forthwith to prepare an appropriate amendment or supplement so that the statements in the Private Placement Memorandum as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading, or so that the Private Placement Memorandum will comply with law, as the case may be.

         (b) The Company agrees to promptly furnish, or cause to be promptly furnished, to Wheat, upon its request, as applicable, such financial statements and other information concerning the Company (including such certificates, opinions of counsel and other support for such information) as Wheat, reasonably determines is necessary or desirable in connection with the offer, placement, remarketing and sale of the Bonds at any time and from time to time.

         (c) The Company agrees to use its best efforts to furnish promptly, or cause to be furnished promptly, to the Placement Agent or the Remarketing Agent, as applicable, such financial and other information (including, without limitation, credit and debt ratings) concerning the Credit Provider and the Confirming Bank as the Placement Agent or the Remarketing Agent, as applicable, reasonably determines is necessary or desirable in connection with the offer, placement, remarketing and sale of the Bonds at any time and from time to time.

         (d) The Company and the Issuer hereby authorize and approve of the use and distribution of the Private Placement Memorandum (including any amendments, modifications and supplements thereto) and all exhibits and appendices thereto and all other documents provided by the Company and the Issuer to the Placement Agent for use in the initial placement of the Bonds and the Remarketing Agent for use in the subsequent remarketing of the Bonds. The Company agrees to cause the Placement Agent and the Remarketing Agent to be furnished with as many copies of the Private Placement Memorandum and all exhibits and appendices thereto and documents incorporated by reference therein as the Placement Agent and the Remarketing Agent may reasonably request and to furnish the Placement Agent and the Remarketing Agent, with such other information as the Company deems necessary or as the Remarketing Agent may reasonably request from time to time in connection with the remarketing of the Bonds in accordance with the terms of this Agreement.

         (e) The Company will cooperate fully with Wheat and pay all reasonable costs and expenses incurred by Wheat (i) in obtaining, with the prior written consent of the Company, and maintaining a rating on the Bonds by one or more national rating agencies for so long as such a rating or ratings are reasonably deemed necessary by Wheat, as the Remarketing Agent, in order to remarket the Bonds at the lowest interest cost possible to the Company and (ii) in the qualification of the Bonds for offering and sale and the determination of the eligibility of the Bonds for investment under the laws of such jurisdictions as Wheat, as the Remarketing Agent shall designate, and the Company will use its best efforts to continue any such qualification in effect so long as required for the remarketing of the Bonds by Wheat, as the Remarketing Agent, provided that the Company shall not be required to take any action which would subject it to general service of process or to qualify as a foreign corporation in any jurisdiction where it is not now so subject.

                  (f) In the event that the Remarketing Agent, in connection with the remarketing of the Bonds, is ever required to comply with Rule 15c2-12 or a. comparable rule of the SEC in connection with the Bonds, the Company and the Issuer agree to cooperate (at the sole cost and expense of the Company) with the Remarketing Agent so as to enable the Remarketing Agent to comply with the then applicable requirements of Rule 15c2-12 or such comparable rule.

         Section 12. REPRESENTATIONS AND WARRANTIES OF WHEAT. Wheat, as the Placement Agent and Remarketing Agent, by its acceptance hereof, represents and warrants to the Company and the Issuer as follows:


                  (a) It is registered as a broker dealer and as a municipal securities dealer with the SEC under Section 15 of the 1934 Act, is qualified as a member of the NASD, and is authorized by law to perform all the duties imposed upon it by this Agreement;

                  (b) It has full power and authority to take all actions required or permitted to be taken by it by or under, and to perform and observe the covenants and agreements on its part contained in, this Agreement; and

                  (c) The execution, delivery and performance of this Agreement by it have been duly authorized, no further corporate action by it is required therefor, and this Agreement represents its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws, judicial decisions or principles of equity relating to or affecting the enforcement of creditors' rights or contractual obligations generally.

         Section 13. REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS OF THE COMPANY. The Company represents and warrants to, and covenants and agrees with the Issuer, the Placement Agent and the Remarketing Agent as follows:

                  (a) Each of the Company's representations and warranties contained in the Loan Agreement is true and correct on and as of the date hereof and are hereby made to the Placement Agent and the Remarketing Agent as if set forth herein;

                  (b) The Company has full right, power and authority to take all actions required or permitted to be taken by the Company by or under, and to perform and observe the covenants and agreements on its part contained in, this Agreement;

                  (c) This Agreement has been duly authorized, executed and delivered by the Company and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws, judicial decisions or principles of equity relating to or affecting the enforcement of creditors' rights generally;

         (d) The execution and delivery of this Agreement, and compliance with the terms, conditions or provisions hereof, do not upon the date of execution and delivery hereof and will not violate any existing law or any existing regulation, order, writ, injunction decree of any court or governmental instrumentality applicable to the Company, or result in a breach of any of the Terms, conditions or provisions of, or constitute a default under, any mortgage, indenture, agreement or instrument to which the Company is a part or by which it or any of its properties is bound;

         (e) There is no action, suit, proceeding or inquiry, or, to the best knowledge and information of the Company, any investigation, at law or in equity, or before or by any court, public board or body or other governmental authority, pending or, to the best knowledge and information of the Company, threatened against or affecting the Company wherein an unfavorable decision, ruling or finding could materially adversely affect the condition (financial or otherwise) of the Company, or the transactions contemplated by this Agreement or the Private Placement Memorandum, or that in any manner raises any question concerning the legality, validity or enforceability of this Agreement, the Bonds, the Indenture or the Loan Agreement, nor to the best knowledge and belief of the Company is there any basis therefor;

         (f) The information relating to the Company contained or incorporated by reference in the Private Placement Memorandum or otherwise supplied by the Company in writing for inclusion therein does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made and considering the purpose for which such information was so supplied or included, not misleading;

         (g) The Company is not in default in the payment of the principal of or interest on any of its indebtedness for borrowed money or under any instrument under or subject to which any indebtedness has been incurred and no event has occurred and is continuing that, with the lapse of time or the giving of notice or both, would constitute an event of default under any such instrument;

         (h) The Company will not take or omit to take any action, which action or omission might in any way result in the inclusion of interest on the Bonds in the gross income of the owners thereof for federal income tax purposes;

         (i) The Company agrees to make available to Wheat, without cost, sufficient copies of any relevant documents pertaining to the Company as reasonably may be required from time to time for the prompt and efficient performance by Wheat as the Placement Agent or the Remarketing Agent, as applicable, of its obligations under this Agreement, including its obligations in connection with the remarketing of the Bonds; and

         (j) Except as and to the extent the Placement Agent or the Remarketing Agent, as applicable, receives express prior written notice in reasonable detail to the contrary, none of the foregoing representations, warranties or information is or will be false or misleading in any material respect on (or as of me date made, or on or as of the Date of Issuance or any Purchase Date.

                  Section 14. REPRESENTATIONS OF THE ISSUER. The Issuer represents to the Company, the Placement Agent and the Remarketing
         Agent:

                  (a) Each of the representations of the Issuer contained in the Loan Agreement and in the Indenture are true and correct on and as of the date hereof and are hereby made to the Placement Agent and the Remarketing Agent, as if set forth this Agreement;

                  (b) All actions required on the part of the Issuer for the issuance of the Bonds and the execution and delivery of, and the performance of its obligations under, this Agreement and under the Loan Agreement, the Indenture and the Bonds have been duly and effectively taken; this Agreement has been duly authorized, executed and delivered and, assuming the due authorization, execution and delivery by the other parties thereto is a valid, binding and enforceable agreement of the Issuer, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally; and the Bonds have been duly authorized, executed, issued and delivered, and in the hands of the owners thereof constitute, legal, valid and binding special limited obligations of the Issuer, enforceable against the Issuer in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally;

                  (c) To the best knowledge of the Issuer, there is no action, suit, proceeding or investigation pending before or by any court, board or body or other governmental authority, or threatened against or affecting the Issuer, or any basis therefor, to restrain or enjoin the issuance or delivery of the Bonds or the collection, application or pledge of the revenues pledged under the Indenture for the Bonds or in any way contesting or affecting the authority for the issuance of the Bonds or the validity or enforceability of the Bonds, the Loan Agreement, the Indenture or this Agreement or the power of the Issuer to execute and deliver such documents or to consummate the transactions contemplated therein or the existence or powers of the Issuer or the titles of its officers to their respective offices, or wherein an unfavorable decision, ruling or finding would materially adversely affect the transactions contemplated hereby and in the Indenture or the Loan Agreement, or which in any way would materially adversely affect the validity of the Bonds, the Indenture, the resolutions adopted in connection with the issuance of the Bonds, the Loan Agreement or this Agreement, nor to the best knowledge and belief of the Issuer is there any basis therefor;

                  (d) The execution, delivery and performance by the Issuer of this Agreement, the Loan Agreement, the Indenture and the Bonds do not and will not violate any order, injunction, ruling or decree by which the Issuer is bound, and do not and will not constitute a breach of or a default under any agreement, indenture, mortgage, lease, note or other obligation, instrument or arrangement to which the Issuer is a party or by which the Issuer or any of its property is bound, or contravene or constitute a violation of any federal or State constitutional or statutory provision, rule or regulation to which the Issuer or any of its property is subject, and no approval or other action by, or filing or registration with, any governmental authority or agency is required in connection therewith that has not been obtained or accomplished, other than any filings, registrations or consents that may be required pursuant to any federal or State securities laws; and

                  (e) The information contained under the caption "THE ISSUER" and in the first paragraph under the caption "LITIGATION" contained in the Private Placement Memorandum does not contain any untrue statement of a material fact and does not omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         Section 15. PAYMENT OF FEES.

                  (a) Upon receipt by the Trustee of payment in full of the purchase price of the Bonds on the Date of Issuance, the Company shall pay the Placement Agent a placement fee of 0.75% of the original aggregate principal amount of the Bonds for its services initially placing the Bonds.

                  (b) The Company shall pay Wheat, as the Remarketing Agent, in advance on the Date of Issuance a remarketing and operations fee for services to be rendered by the Remarketing Agent under the Indenture and under this Agreement for the Bonds for the period from the Date of Issuance through the date which is the first year anniversary of the Date of Issuance, equal to 0.15% per annum of the aggregate principal amount of the Bonds placed on the Date of Issuance. Thereafter, so long as Wheat continues to serve as the Remarketing Agent under this Agreement, the Company shall pay Wheat in advance on each anniversary of the Date of Issuance for services to be rendered by it under the Indenture and hereunder as the Remarketing Agent, a continuing remarketing and operations fee equal to 0.15% per annum of the principal amount of the Bonds outstanding on the date such remarketing fee is due (calculated on the basis of the actual number of days within the period for which such fee has been prepaid over a 365 or 366-day year, as appropriate). If the aggregate principal amount of Bonds outstanding should decrease or if the Remarketing Agent, should fail to remarket Bonds or resign or be removed during any period for which the remarketing and operations fee has been prepaid, an appropriate pro-rata adjustment, based on the principal amount of Bonds outstanding for each day during the period that Wheat was serving as Remarketing Agent hereunder shall be made. If, pursuant to the preceding sentence, the Company is entitled to a reimbursement, such amount shall be reimbursed to the Company (i) by credit against the next annual fee due Wheat thereunder so long as it continues to serve as the Remarketing Agent or (ii) in the event Wheat shall resign or be removed, by check in the amount of the pro-rata adjustment due commencing with the date of the resignation or removal of Wheat, if earlier, and shall be paid by Wheat within 60 days of such resignation date. Wheat shall notify the Company in writing of the amount of the remarketing and operations fee, as calculated by Wheat, at least ten Business Days prior to the date such fee payment is due.

                  (c) The Company also shall pay the Remarketing Agent all reasonable out-of-pocket costs and expenses of Wheat to the extent incurred in connection with the issuance, placement and remarketing of the Bonds and the preparation, execution and delivery of this Agreement, the Preliminary Private Placement Memorandum, the Private Placement Memorandum, the Indenture, the Loan Agreement, the Bonds and any other documents contemplated to be delivered in connection herewith or therewith.

                  (d) The Company also shall pay all other reasonable fees and expenses incurred in connection with the issuance, placement and remarketing of the Bonds and the preparation, execution and delivery of this Agreement, the Preliminary Private Placement Memorandum, the Private Placement Memorandum, the Indenture, the Loan Agreement, the Bonds and any other it document that may be delivered in connection herewith or therewith, including, but not limited to the reasonable fees and expenses of Bond Counsel and counsel to the Issuer, counsel for the Placement Agent and the Remarketing Agent, counsel for the Credit Provider, counsel for the Confirming Bank, counsel for the Company and counsel for the Trustee, the fees and expenses of the Issuer, the Credit Provider, the Confirming Bank and the Trustee, the cost of photocopying and delivery of the Bonds, the cost of printing the Preliminary Private Placement Memorandum and the Private Placement Memorandum, and all rating agency fees, if any.

                  (e) For the services of the Remarketing Agent in connection with the remarketing of Bonds upon the adjustment of the interest rate determination method to a Term Rate, the Company shall pay to the Remarketing Agent a mutually agreed upon fee. In the event the Company and the Remarketing Agent are unable to agree upon a fee, the Remarketing Agent shall be under no obligation to use its reasonable efforts to remarketing the Bonds upon such conversion to a Term Rate.

                  (f) All fees and expenses described in this Section, to the extent they are identifiable and billed, shall be paid on the Date of Issuance, and the first Conversion Date, and the remainder shall be paid promptly upon receipt of statements therefor. The obligations of the Company under this Section shall survive the issuance and maturity of the Bonds and any termination of this Agreement

         Section 16. RESIGNATION AND REMOVAL. Wheat may resign and be discharged of its duties and obligations as Remarketing Agent under this Agreement and under the Indenture and may be removed all of its duties and obligations as Remarketing Agent hereunder and under the Indenture in the manner with the prior notice specified in Section 8.23 of the Indenture.

         Section 17. TERMINATION. This Agreement shall terminate (except as to rights to any fees payable and rights to indemnity or contributions, which shall survive any terminations on the earliest of (i) the removal or resignation of Wheat pursuant to Section 16, (ii) the first Conversion Date, (iii) the date of final maturity of the Bonds, (iv) the date of redemption of the Bonds in full or
(v) any Credit Expiration Date.

         Section 18. NATURE OF WHEAT'S OBLIGATIONS. Without limiting the foregoing, Wheat is hereby expressly authorized and directed to honor its obligations under and in compliance with the terms of this Agreement without regard to, and without any duty on its part to inquire into, the existence of any disputes or controversies between the Issuer, the Company, the Trustee, the Credit Provider, the Confirming Bank, the holders of the Bonds or any other person or the respective rights, duties or liabilities of any of them, or whether any facts or occurrences represented in any of the documents presented under this Agreement or the Indenture or the Loan Agreement is true and correct. The duties and obligations of wheat under this Agreement are only those expressly set forth in this Agreement and in the Indenture, and no implied covenants or obligations shall be read into this Agreement against Wheat.

         Section 19. OTHER TRANSACTIONS BY WHEAT. Wheat in its individual capacity, either as principal or agent, may buy, sell, own and hold any Bonds and may do anything any other owner of Bonds may in any action which any owner of Bonds may be entitled to take to the same extent and as if it did not act in any capacity under this Agreement. Wheat, either as principal agent, or also may engage in or be interested in any financial or other transaction with the Issuer, the Credit Provider or the Confirmation Bank and may act as fiduciary or agent for any committee or body of owners of Bonds or the owners of any other obligations of the Issuer, the Company, the Credit Provider or the Confirmation Bank as freely as if it did not act in any capacity under this Agreement.

         Section 20. NOTICES. Unless otherwise provided in this Agreement, all demands, notices, approvals, requests, consents, opinions and other communications under this Agreement shall be given or (a) telex or telecopier at such number as each party hereto may subsequently designate to the other or (b) in writing, which shall be deemed to have been given when delivered in person or by a third party or mailed by first class registered or certified mail, postage prepaid, or by overnight delivery service to issuer, the Company, the Trustee, the Credit Provider, the Confirming Bank, the Placement Agent Remarketing Agent at the addresses specified in Section 13.07 of the Indenture. The Issuer, the company, the Trustee, the Credit Provider, the Placement Agent or the Remarketing Agent may by given hereunder, designate any further or different numbers or addresses to which subsequent notices, approvals, requests consents, opinions or other communications shall be sent or persons to whose attention the same shall be directed.

         Section 21. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All of the representations and warranties of the Issuer, the Company the Placement Agent and the Remarketing Agent in this Agreement shall remain operative and in full force and effect regardless of (a) any investigation made by or on behalf the Placement Agent, the Remarketing Agent, the Issuer, the Credit Provider, the Confirming Bank or the Company, (b) delivery of and any payment for any Bonds under this Agreement or (c) termination or cancellation of this Agreement.

         Section 22. CONSULTATION WITH EXPERTS. Wheat, as the Placement Agent or the Remarketing Agent, may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken by it in good faiths in accordance with the advice of such counsel, accountants or experts.

         Section 23. LIABILITY OF WHEAT. Neither Wheat, as the Placement Agent or the Remarketing Agent, nor any of its directors, officers, agents, or employees shall be liable for any action taken or not taken by it in connection with this Agreement (a) with the consent or at the request of the holders of all of the Bonds or (b) in the absence of its own gross negligence or willful misconduct. Wheat, as the Placement Agent or the Remarketing Agent, shall not incur any liability by acting or refraining to act in reliance upon, and may conclusively rely as to the truth and accuracy of statements contained in, any notices certificates or other communications under this Agreement believed by it to be genuine or to be signed by the proper party or parties.

         Section 24. OFFICIALS OF COMPANY NOT LIABLE. No covenant or agreement contained herein shall be deemed to be the covenant or agreement of any officer, director, agent, or employee of the Company in his or her individual capacity and no officer, director, agent, or employee of the Company shall be liable personally under this Agreement.

         Section 25. INDEMNIFICATION. The Company agrees to indemnify and hold harmless the Issuer Section and any member, commissioner, trustee, officer, director, employee or agent of the Issuer, the Placement Agent or the, Remarketing Agent and each person, if any, who controls the Issuer, the Placement Agent or the Remarketing Agent within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act the "Indemnified Parties") from and against any and all losses, claims, damages, facilities expenses whatsoever (collectively "Loss" which any of them may incur or suffer, without negligence willful misconduct or bad faith on the part of the Placement Agent or the Remarketing Agent, arising out of, connection with or relating to the placement or remarketing of the Bonds, including, without limitation, any Loss caused by, or which arises out of or relates to, any breach) by the company of its representations (or alleged or warranties set forth in this Agreement, or any untrue statement or misleading statement of a material fact contained in the Private Placement Memorandum or orated therein by reference (except statements pertaining to the Credit Provider, the Confirming the Issuer, the Placement Agent or the Remarketing Agent) or supplied by the Company in writing in connection with the placement or remarketing of Bonds in accordance with the terms hereof effectively, the "Disclosure Materials") or which arises out of or relates to, any omission or alleged omission from such Disclosure Materials of any material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made and consider no the purposes for which such information is so contained or supplied, not misleading except omissions or alleged omissions pertaining to the Issuer. This indemnity agreement is in addition to any other liability that the Company may otherwise have.

         In case any action (including any governmental investigation) shall be brought against one or more of the Indemnified Parties hereunder and in respect to which indemnity may be sought against the company as provided hereinabove, the Indemnified Parties shall promptly notify the Company in writing and the Company shall promptly assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party or Indemnified Parties, payment of all licenses and the right to negotiate and consent to settlement; but the omission to notify the Company as provided herein shall not relieve the Company from any liability which it may have (i) under this Section, so long as the Company is given the reasonable opportunity to defend such claim, and (ii) otherwise than under this Section. Any one or more of the Indemnified Parties shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Indemnified Parties unless
(i) the employment of such counsel has been specifically authorized in writing by the Company, or (ii) the named parties to any such action (including any impleaded parties) include both the Company and such Indemnified Party or indemnified Parties and representation of both the Company and such Indemnified Party or Indemnified parties by the: same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the Indemnified Party or Indemnified Parties have been advised that one or more legal defenses may be available to any or all of them which may not be available to the Company in which case the Company shall not be entitled to assume the defense of such suit notwithstanding its obligation to bear the fees and expenses of such counsel. The Company shall not be liable for any settlement of any such action effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff in any such action with or without consent, the Company agrees to indemnify and hold harmless the Indemnified Parties from and against any loss or liability by reason of such settlement or judgment.

In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this Section is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company or unenforceable against the Company on grounds of policy or otherwise, the Company and Wheat shall contribute severally to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and Wheat may be subject in such proportionas is appropriate to reflect the relative fault of the Company on the one hand and Wheat on the other hand, as well as any other relevant equitable considerations provided, however that no person guilty of asudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall by entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution shall, promptly after receipt of notice of or commencement of any action, suit or such party in respect of which a claim for contribution may be made against another party under this paragraph, notify such party from whom contribution may be sought, but the omission so to notify such party shall not relieve the party from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise, The liabilities under this paragraph are in addition to other liabilities that the parties may have.

         The obligations under this Section shall survive the issuance and the maturity of the Bonds and termination of this Agreement.

         Section 26. SEVERABILITY. If any provision of this Agreement shall be held or deemed to be or shall in fact, be invalid, inoperative or unenforceable as applied in any particular case in any jurisdiction,or jurisdictions, or in all jurisdictions because it conflicts with any provisions of any constitution, statute, rule of public policy, or any other reason, such circumstances shall not have the effect of rendering the provision in question invalid, inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions of this Agreement invalid, inoperative or unenforceable to any extent whatever.

         Section 27.       ASSIGNMENT; SUCCESSORS AND ASSIGNS.

                  (a) The rights and obligations of the respective parties hereto may not be assigned or delegated to any other person without the consent of the: other parties hereto, except that Wheat may assign its rights and obligations hereunder to an affiliate as provided in paragraph (b) below.

                  (b) With prior written notice to (but without the consent of) the Issuer, the Company, the Trustee and the Credit Provider, Wheat may assign or transfer any or all of its rights and obligations hereunder to any other affiliate of Wheat so long as (a) there is no change in the fees payable pursuant to Section 15 hereof, (b) such affiliate is registered with the SEC as a broker-dealer and a municipal securities dealer under the 1934 Act and is qualified, and maintains such qualification as a member of the NASD, and is otherwise permitted to perform such obligations under all applicable federal and state banking and securities laws, rules and regulations, and (c) Wheat provides evidence satisfactory to the Issuer and the Company that Wheat's assignment or transfer of its rights and obligations hereunder to such affiliate will not adversely affect the interest rate on the Bonds. The Issuer and the Company agree to execute any amendment or supplement hereto as requested by Wheat to effect the assigner or transfer of rights and obligations contemplated hereby.

                  (c) This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns.

         Section 28. AMENDMENTS. This Agreement may be amended only with the consent of all of the parties hereto and the Credit Provider.

         Section 29. APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Illinois.

         Section 30. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original and all of which together shall constitute but one and the same instrument.

         Section 31. HEADINGS. Section headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.



                   [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

         IN WITNESS WHEREOF, the Issuer, the Company and Wheat (for itself and as the Placement Agent and the Remarketing Agent) have caused this Placement and Remarketing Agreement to be executed in its corporate name by a duly authorized officer all as of the date first written.


                                           VILLAGE OF GURNEE ILLINOIS


                                           By: /s/
                                               --------------------------------
                                               Village President






                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

     [COUNTERPART SIGNATURE PAGE TO THE PLACEMENT AND REMARKETING AGREEMENT]



                                           STERIGENICS INTERNATIONAL


                                           By: /s/
                                               --------------------------------
                                               Vice President







                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

    [COUNTERPART SIGNATURE PAGE TO THE PLACEMENT AND REMARKETING AGREEMENT]


                                        WHEAT, FIRST SECURITIES INC.
                                        as Placement Agent and Remarketing Agent


                                        By: /s/
                                            ------------------------------------
                                            Vice President

                                    EXHIBIT A

                     [SUPPLEMENTAL OPINION OF BOND COUNSEL]

                                  April 19,1996

Wheat, First Securities, Inc.
Richmond, Virginia

        Re:                        $7,750,000
                           Village of Gurnee, Illinois
                      Industrial Development Revenue Bonds
                (SteriGenics International Project), Series 1996

Ladies and Gentlemen:

         Reference is made to our approving opinion delivered to you concurrently herewith to the Bonds identified above (the "Bonds"). At your request we have undertaken a review of certain other matters pertaining to the Bonds. Terms not otherwise defined herein shall have the meanings ascribed to them in the Placement and Remarketing Agreement dated as of April 1, 1996 (the "Placement and Remarketing Agreement") among Wheat, First Securities, Inc., SteriGenics International (the "Company") and the Village of Gurnee, Illinois (the "Issuer").

         We are of the opinion that:

         1. The Placement and Remarketing Agreement and the Tax Exemption Certificate and Agreement dated the date hereof (the "Tax Agreement") among the Issuer, the Company and the Trustee have been duly authorized, executed and delivered by the Issuer and, assuming the due authorization, execution and delivery by, and the binding effect of the Placement and Remarketing Agreement and the Tax Agreement on, the other parties thereto, are the legal, valid and binding obligations of the Issuer, enforceable in accordance with their terms, except as enforceability may be limited by laws relating to bankruptcy, insolvency or other similar laws affecting creditors' rights generally and by the availability of equitable remedies.

         2. The Issuer has duly authorized the execution and delivery of the Private Placement Memorandum and has duly consented to the, distribution of the Private Placement Memorandum by the Placement Agent.

         3. In reliance upon certain certificates of the Issuer, the Company and related parties relating to the Project, the use of proceeds of the Bonds and related matters, we are of the opinion that the offer, sale and delivery of the Bonds do not require registration of the Bonds under the Securities Act of 1933, as amended, and likewise do not require qualification of the Indenture under the Trust Indenture Act of 1939, as amended. We express no opinion with respect to the registration requirements of the Securities Act of 1933, as amended, relating to the obligations of the Credit Provider under the Letter of Credit or the Confirming Bank under the Confirmation Letter.

         4. We have reviewed the statements contained in the Private Placement Memorandum under the captions "Introductory Statement," "Financing Summary, "The Bonds," "Optional and Mandatory Purchase of Bonds," "Redemption of Bonds," "The Credit Facility-Drawings Under the Credit Facility,". "The Credit Facility-Alternate Credit Facility" and in Appendix A to the Private Placement Memorandum. In our opinion, the statements described above under the foregoing captions of the Private Placement Memorandum, and insofar as such statements purport to summarize the terms of the Bonds, the Indenture or the Loan Agreement, constitute fair and accurate summaries of such matters. We have also reviewed the statements contained in the Private Placement Memorandum under the caption "Tax Matters" and, in our opinion, such statements constitute a fair and accurate summary of the matters relating to the tax exemption of the Bonds.

         We express no opinion relating to the Private Placement Memorandum except for matters explicitly referenced in paragraphs 2 and 4 above,



                             Respectfully submitted,

                                    EXHIBIT B

           [BANKRUPTCY PREFERENCE OPINION OF PLACEMENT AGENT COUNSEL]

                                April ____, 1996



Bank One, Columbus N.A. as Trustee
Columbus Ohio

Wheat, First Securities, Inc.
Richmond, Virginia

Standard & Poor's
New York, New York

                                   $7,750,000
                           Village of Gurnee, Illinois
                      Industrial Development Revenue Bonds
                (SteriGenics International Project), Series 1996

Ladies and Gentlemen:

         We have acted as bond counsel in connection with the authorization and issuance of the $7,750,000 Village of Gurnee, Illinois Industrial Development Revenue Bonds (SteriGenics International Project), Series 1996 (the "Bonds"), by the Village of Gurnee, Illinois (the "Issuer").

         The Bonds are being issued pursuant to an Indenture of Trust dated as of April 1, 1996 (the Indenture") between the Issuer and Bank One, Columbus, N.A., as trustee (the "Trustee"), The Issuer and SteriGenics International (the "Company"), have entered into a Loan Agreement dated as of April 1, 1996 (the "Loan Agreement"), pursuant to which the Company has agreed to make payments to be used to pay when due the principal of, redemption premium, if any, purchase price and interest on the Bonds, and such payments and certain other revenues under the Loan Agreement (collectively, the "Revenues") and the rights of the Issuer under the Loan Agreement (except certain rights to notices, indemnification, reimbursements and administrative fees) are pledged and assigned by the Issuer to the Trustee as security for the Bonds. The Bonds are payable solely from the Revenues and the other sources referenced in the Indenture.

         As additional security for the Bonds, the Company has caused Comerica Bank-California (the "Credit Provider") to deliver its letter of credit, dated the date hereof (the "Original Credit Facility"), to the Trustee. The Original Credit Facility permits the Trustee to draw moneys pursuant to the terms thereof in an amount equal to the principal amount of the Bonds outstanding from time to time plus up to 50 days accrued interest thereon at a maximum interest rate equal to 12% per annum. The Original Credit Facility is stated to expire on April 15, 2001, unless extended or sooner terminated in accordance with its terms. Comerica Bank, a Michigan banking corporation (the "Confirming Bank") has confirmed the payment of proper draws on the Credit Facility by issuing its Confirmation Letter dated April 19, 1996 (the "Confirmation Letter"). The Confirming Bank has covenanted to use its own funds in making

Bank One, Columbus N.A., as Trustee
Wheat, First Securities, Inc.
Standard & Poor's
April __, 1996
Page 2


any payment under the Confirmation Letter. In the Original Credit Facility and in the Reimbursement Agreement dated as of April 1, 1996 between the Credit Provider and the Company (the "Reimbursement Agreement"), the Credit Provider has covenanted to use its own funds in making any payment under the Original Credit Facility

         We have examined the Indenture, the Loan Agreement, the Original Credit Facility, the Reimbursement Agreement, the Confirmation Letter and certain other documents as we deemed necessary to enable us to express the opinions set forth below. For the purposes of this opinion, we have assumed Holder of the Bonds is an "insider" with respect to the Issuer or the Company within the meaning of Title 11 of the United States Code (the "Bankruptcy Code").

         Based on the foregoing, we are of the opinion that, under existing law:

         1. In the event that the Issuer, the Company, any other person obligated (as guarantor or otherwise to make payments on the Bonds or under the Loan Agreement or the Reimbursement Agreement, or an "affiliate" of the Company (as defined in 11 U.S.C. Section 101(2)) were to become a debtor under the Bankruptcy Code, payments of principal of, Purchase Price (as defined in the Indenture) of or interest on the Bonds from the proceeds of a drawing under the Original Credit Facility or proceeds from payment under the Confirmation Letter in accordance with the terms of the Indenture will not be recoverable from the Holders of the Bonds pursuant to Section 550 of the Bankruptcy Code as avoidable preferential payments under Section 547 of the Bankruptcy Code.

         2. In the event the Issuer, the Company, any other person obligated, as guarantor or otherwise, to make payments on the Bonds or under the Loan Agreement or the Reimbursement Agreement, or an "affiliate" of the Company (as defined in 11 U.S.C. Section 10 1(2)) were to become a debtor under the Bankruptcy Code, payments of principal of, Purchase Price of or interest on the Bonds with the moneys described in clause (ii) of the definition of "Available Moneys" in the Indenture will not be recoverable from the Holders of the Bonds pursuant to Section 550 of the Bankruptcy Code as avoidable preferential payments under Section 547 of the Bankruptcy Code.

         3. In the event the Issuer, the Company, any other person obligated, as guarantor or otherwise, to make payments on the Bonds or under the Loan Agreement or the Reimbursement Agreement, or an "affiliate" of the Company (as defined in 11 U.S.C. Section 10 1(2)) were to become a debtor under the Bankruptcy Code, payments of the Purchase Price of Bonds with the proceeds from remarketing the Bonds in accordance with the terms of the Indenture, other than proceeds of remarketing to an entity other than the Company or the Issuer, will not be recoverable from the Holders of the Bonds pursuant to Section 550 of the Bankruptcy (Code as avoidable referential payments under Section 547 of the Bankruptcy Code.

         In rendering this opinion we have relied upon the opinion of Manatt, Phelps & Phillips, of even date herewith, delivered in connection with the issuance of the Original Credit Facility and the Confirmation Letter, with respect to the enforceability of the Original Credit Facility and the Confirmation Letter and as to the other matters set forth therein.

Bank One, Columbus,  N.A., as Trustee
Wheat, First Securities, Inc.
Standard & Poor's
April __, 1996
Page 3


         The opinions contained herein are rendered solely for your benefit in connection with the subject Transaction and may not be used or relied upon by, or published or communicated to, any other party any purpose whatsoever without or prior written approval in each instance.

                                Very truly yours,

Bank One, Columbus, N.A., as Trustee
Wheat, First Securities, Inc.
Standard & Poor's
April __, 1996
Page 4

         The opinions contained herein are rendered solely for your benefit in connection with the subject Transaction and may not be used or relied upon by, or published or communicated to, any other party for any purpose whatsoever without or prior written approval in each instance

                                Very truly yours,

                                    EXHIBIT C

                       [OPINION OF COUNSEL TO THE ISSUER]


                                 April __, 1996


Bank One, Columbus, N.A., as Trustee
Columbus, Ohio

Village of Gurnee, Illinois
Gurnee, Illinois

SteriGenics International
Fremont, California

Chapman and Cutler
Chicago, Illinois

Wheat, First Securities, Inc.
Richmond, Virginia

                                   $7,750,000
                           Village of Gurnee, Illinois
                      Industrial Development Revenue Bonds
                (SteriGenics International Project), Series 1996

Ladies and Gentlemen:

         I have acted as counsel to the Issuer in connection with the issuance of the $7,750,000 Village of Gurnee, Illinois Industrial Development Revenue Bonds (SteriGenics International Project), Series 1996 (the "Bonds"). Terms used herein that are defined in the Placement and Remarketing Agreement dated as of April 1, 1996 (the "Placement and Remarketing Agreement") among the Issuer, SteriGenics International (the "Company") and Wheat, First Securities, Inc. shall have the meanings given those terms in the Placement and Remarketing Agreement.

         Based upon such investigation as I have deemed appropriate, I am of the opinion that:

         1. The Issuer is a body corporate and politic of the State of Illinois, validly organized and existing under the Constitution and laws of the State of Illinois, and has all requisite power and authority (i) to issue, sell and deliver the Bonds, (ii) to enter into the Indenture, the Placement and Remarketing Agreement and the Loan Agreement and (iii) to carry out the transactions contemplated by the Indenture, the Private Placement Memorandum, the Placement and Remarketing Agreement and the Loan Agreement.

         2. The resolution dated April __, 1996 relating to the Bonds (the "Bond Resolution") has been duly adopted by the Issuer and has not been repealed, revoked, rescinded or amended and no further action of the Issuer is required for its continued validity.

Bank One, Columbus, N.A., as Trustee
Wheat, First Securities, Inc.
Standard & Poor's
April __, 1996
Page 2


         3. Under the Constitution and laws of the State of Illinois, the execution, delivery and performance of the Indenture, the Loan Agreement and the Placement and Remarketing Agreement have been authorized by all necessary action on the part of the Issuer, and, assuming that they are the respective legal, valid, binding and enforceable obligations of the other parties thereto, the Indenture, the Loan Agreement, and the Placement and Remarketing Agreement constitute legal, valid, binding and obligations of the Issuer, except that the enforceability thereof may be subject to (a) the exercise of judicial discretion in accordance with general principles of equity, and (b) bankruptcy, involvency, reorganization, moratorium and other similar laws affecting creditors' rights generally. The rights of the Issuer under the Loan Agreement and the Note have been duly endorsed and assigned to the Trustee (except for certain retained rights).

         4. The Bonds (a) have been authorized and executed by the Issuer and delivered to the Trustee for authentication, (b) are legal, valid, binding and enforceable special limited obligations of the Issuer, except that the rights of the holders of the Bonds and the enforceability thereof may be subject to (i) the exercise of judicial discretion in accordance wish general principles of equity, and (ii) bankruptcy, involvency, reorganization, moratorium and other similar laws affecting creditors' rights generally, and (c) are entitled to the benefits and security of the Indenture, the Loan Agreement, the Credit Facility and the Confirmation Letter.

         5. The issuance and sale of the Bonds, the adoption of the Bond Resolution and the execution and delivery by the Issuer of the Indenture, the Placement and Remarketing Agreement, the Private Placement Memorandum and the Loan Agreement and the compliance by the Issuer with the terms thereof and of the Bonds do not and will not conflict with, or result in any violation or breach of any of the provisions of, or constitute a default under, any activating resolution or bylaw of the Issuer or any constitutional provision, statute, agreement, indenture, note, mortgage, deed of trust, resolution or other agreement or other instrument to which the Issuer is a party or by which it is bound, or any license, judgment, decree, order, law, statute, ordinance or governmental rule or regulation applicable to the issuer, or result in the creation or imposition of any lien, charge, encumbrance or security interest on the property of the Issuer other than as contemplated by the Indenture).

         6. The Issuer is not in default in any material respect under any agreement or other instrument to which it is a party or by which it may be bound.

         7. All consents, approvals, orders or authorizations, if any, of any governmental authority required on the part of the Issuer in connection with the adoption of the Bond Resolution, the execution and delivery of the Indenture, the Placement and Remarketing Agreement, the Private Placement Memorandum and the Loan Agreement, the offer, issue, sale of delivery of the Bonds and the consummation of the transactions contemplated thereby or by the Private Placement Memorandum have been seen obtained, and the Issuer has complied with all applicable provisions of law requiring any designation, declaration, filing, registration and/or qualification with any governmental authority in connection with the foregoing and the offer, sale, execution or delivery of the Bonds, provided, however, no opinion is given concerning any requirement for registration of the Bonds under federal or state

Bank One, Columbus, N.A. as Trustee
Wheat, First Securities, Inc.
Standard & Poor's
April __, 1996
Page 3


securities laws, nor is any opinion given as to the necessity for qualification of any document under the Trust Indenture Act of 1939, as amended.

         8. There are no proceedings pending or, to best of my knowledge, threatened against the Issuer in any court or before any governmental authority or arbitration board or tribunal, that could materially and adversely affect the transactions contemplated by the Private Placement Memorandum or that in any way, would adversely affect the validity and enforceability of the Bonds, the Indenture, the Placement and Remarketing Agreement, the Loan Agreement or any agreement or instrument to which the Issuer is a party and that is contemplated by the foregoing, or to contest the legal existence or powers of the issuer or the title to any of the offices of any officer of the Issuer.

         9. I have considered the information contained in the Private Placement Memorandum under the heading "THE ISSUER" and "LITIGATION" as it relates to the Issuer, and, in regard to such information,or the Private Placement Memorandum does not contain any untrue statement of a material fact omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         10. The Private Placement Memorandum has been duly approved, executed and delivered by the Issuer, and the Issuer has authorized the distribution of the Private Placement Memorandum and the use thereof by the Placement Agent in connection with the placement of the Bonds by the Placement Agent on behalf of the Issuer and the Company.

         11. All actions taken by the Issuer in connection with the Bond Resolution, the Indenture, the Placement and Remarketing Agreement, the Loan Agreement, the Private Placement Memorandum and the Bonds are legal and valid in all respects and none of the proceedings had, or actions taken, with respect to any of the foregoing have been repealed, revoked or rescinded.

         12. Pursuant to the terms of the Indenture, the Issuer has granted to the Trustee, as security for the Bonds, a security interest in the Trust Estate (as defined in the Indenture), such security interest being hereinafter referred to as the "Security Interest." I have caused financing statements (the "Financing Statements") relating to the Security Interest to be filed as follows:

                  In the Office of the County Clerk
                  Lake County, Illinois on
                  ____, 1996 at __.m., File No. ___; and

                  In the Office of the Secretary of State of Illinois, Springfield, Illinois, on ____, 1996 at _ __.m., File No. ___.

Bank One, Columbus, N.A., as Trustee
Wheat, First Securities, Inc.
Standard & Poor's
April __, 1996
Page 4


         The Security Interest has been perfected as required by the Uniform Commercial (Code of Illinois ,and there are no other properly indexed financing statements or liens of record affecting the property in which the Security Interest has been granted. In order, however, to continue the effectiveness of the Financing Statements that have been filed as aforesaid, continuation statements with respect to each of such financing statements must be filed in the manner and at such times as are prescribed by the Uniform Commercial Code of Illinois.

                                Very truly yours,

                                    EXHIBIT D

                       [OPINION OF COUNSEL TO THE COMPANY]

                                 April ___, 1996



Bank One, Columbus, N.A., as Trustee
Columbus, Ohio

Village of Gurnee, Illinois
Gurnee, Illinois

Chapman and Cutler
Chicago, Illinois

Wheat, First Securities, Inc.
Richmond, Virginia

                                   $7,750,000
                           Village of Gurnee, Illinois
                      Industrial Development Revenue Bonds
                (SteriGenics International Project), Series 1996

Ladies and Gentlemen:

         We have acted as counsel to SteriGenics International (the "Company") in connection with the issuance of the $7,750,000 Village of Gurnee, Illinois Industrial Development Revenue Bonds (SteriGenics International Project), Series 1996 (the "Bonds"). Terms used herein that are defined in the Placement and Remarketing Agreement dated as of April 1, 1996 (the "Placement and Remarketing Agreement"), among the Village of Gurnee, Illinois, Wheat, First Securities, Inc. And the Company, shall have the meanings given those terms in the Placement and Remarketing Agreement.

         Based on such investigation as we have deemed appropriate, we are of the opinion that:

         1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California, is qualified to do business and is in good standing in the State of Illinois, and has all requisite corporate power and authority to carry on its business and own its properties as it is currently being conducted.

         2. The Company is authorized to conduct its business in, and has been duly qualified and is in good standing as a foreign corporation in, each jurisdiction in the United States of America in which failure to be so authorized or qualified might materially adversely affect the business or assets of the Company.

         3. The Company has full corporate power to enter into and perform its obligations under the Loan Agreement, the Note, the Placement and Remarketing Agreement and the Reimbursement Agreement (collectively, the "Company Documents"), and the Company Documents have been duly authorized, executed and delivered by all necessary corporate action on the part of the Company.

Bank One, Columbus, N.A., as Trustee
Wheat, First Securities, Inc.
Standard & Poor's
April __, 1996
Page 2


         4. The Company Documents constitute legal, valid and binding obligations of the Company enforceable in accordance with their respective terms (assuming due authorization, execution and delivery by the other parties thereto) except as enforcement may be limited by bankruptcy, insolvency, and other similiar laws affecting the enforcement of creditors' rights generally and principles of equity.

         5. The Private Placement Memorandum has been duly approved, executed and delivered by the company, the Company has authorized the distribution of the Private Placement Memorandum and the use thereof by the Placement Agent in connection with the placement of the Bonds by the Placement Agent on behalf of the Issuer and the Company and the Company has approved the terms of the Indenture.


         6. The execution, delivery and approval of the Company Documents, the compliance by the Company with the respective terms thereof, and the consummation of the transactions contemplated thereby do not and will not conflict with or constitute on the part of the Company a violation of, breach of or default under, (i) the articles of incorporation or bylaws of the Company,
(ii) any indenture, mortgage, deed of trust, lease, note, agreement or other agreement or instrument to which the Company is a party or by which the Company is bound, or (iii) any constitutional provision or statute or any order, consent decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its activities or property.

         7. All consents, approvals or authorizations, if any, of any governmental authority required on the part of the Company in connection with the execution and delivery of the Company Documents and the consummation of the transactions contemplated thereby have been obtained, and the Company has complied with any applicable provisions of law requiring any designation, declaration, filing, registration or qualification by the Company with any governmental authority in connection with such execution, delivery and consummation.

         8. There are no actions, proceedings or investigations pending or, to the best of our knowledge, threatened against or affecting the Company in any court or before any governmental authority or body, arbitration board or tribunal, wherein an unfavorable decision, ruling or finding would have a materially adverse effect on the financial condition or operations of the Company or challenging the transactions contemplated by the Company Documents, or which, in any way, would materially and adversely affect the validity or enforceability of the Bonds or the Company Documents or any agreement or instrument to which the Company is a party or by which it is bound and which is used or contemplated for use in connection with the transactions contemplated thereby.

         9. The information contained in the Private Placement Memorandum under the headings "ESTIMATED SOURCES AND USES OF FUNDS," "THE PROJECT," "THE COMPANY" and "LITIGATION" (to the extent that litigation affecting the Company is described under such heading) does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Except with respect to the items set forth in the preceding sentence, we did not participate in the preparation of the Private Placement Memorandum and have not undertaken to

Bank One, Columbus, N.A., as Trustee
Wheat, First Securities, Inc.
Standard & Poor's
April __, 1996
Page 3

verify the accuracy of the information contained therein; therefore, we express no opinion as to the accuracy or completeness thereof; however, nothing has come to our attention which, would lead us to believe that the Private Placement Memorandum contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                Very truly yours,

                                    EXHIBIT E

                   [OPINION OF COUNSEL TO THE PLACEMENT AGENT]



                                 April ___, 1996


Wheat, First Securities, Inc.
Richmond, Virginia

                                   $7,750,000
                           Village of Gurnee, Illinois
                      industrial Development Revenue Bonds
                (SteriGenics International Project), Series 1996

Ladies and Gentlemen:

         We have acted as your counsel in connection with your placement of the $7,750,000 Village of Gurnee, Illinois Industrial Development Revenue Bonds (SteriGenics International Project), Series 1996 the "Bonds"). Terms used herein that are defined in the Placement and Remarketing Agreement with respect to the Bonds dated as of April 1, 1996 shall have the meanings given them in that Placement and Remarketing Agreement.

         Based on such investigation as we have deemed appropriate, we are of the opinion that the Bonds are exempt from registration pursuant to the Securities Act of 1933, as amended, and the Indenture is exempt from qualification as an indenture pursuant to the Trust Indenture Act of 1939, as amended.

         Based upon the examinations which we made as counsel to the Placement Agent, and without having undertaken to determine independently the accuracy or completeness of the statements contained in the Private Placement Memorandum, nothing has come to our attention that would lead us to believe that the Private Placement Memorandum contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except that we express no opinion about the information concerning the validity and tax-exempt status of the Bonds, the Credit Provider, the Confirming Bank or about the financial and statistical data contained in the Private Placement Memorandum).

                                Very truly yours,

                                    EXHIBIT F

                   [OPINION OF COUNSEL TO THE CREDIT PROVIDER]



                                April ____, 1996


Bank One,  Columbus, N.A., as Trustee
Columbus, Ohio

Village of Gurnee, Illinois
Gurnee, Illinois

SteriGenics International
Fremont, California

Chapman and Cutler
Chicago, Illinois

Wheat, First Securities, Inc.
Richmond, Virginia

Standard & Poor's
New York, New York

                                   $7,750,000
                           Village of Gurnee, Illinois
                      Industrial Development Revenue Bonds
                (SteriGenics International Project), Series 1996

Ladies and Gentlemen:

         We have acted as counsel to Comerica Bank-California (the "Credit Provider") in connection with the Reimbursement Agreement (the "Reimbursement Agreement"), dated as of April 1, 1996 between the Credit Provider and SteriGenics International (the "Company"), pursuant to which the Credit Provider has agreed to issue an irrevocable letter of credit (the "Credit Facility") substantially in the form of Exhibit A thereto in support of certain payments in respect of the $7,750,000 Village of Gurnee, Illinois Industrial Development Revenue Bonds (SteriGenics International Project), Series 1996 (the "Bonds").

         We have, as such counsel, examined the Reimbursement Agreement, the Credit Facility and all such corporate records, certificates and other documents and legal matters as we have deemed relevant and necessary for the purposes of this opinion.

         As to questions of fact material to our opinion, we have relied upon certificates furnishes to us by appropriate governmental officials and appropriate officers and representatives of the Credit Provider and the Confirming Bank. In making the examination referred to above, we have assumed the genuineness

Bank One, Columbus, N.A., as Trustee
Wheat, First Securities, Inc.
Standard & Poor's
April __, 1996
Page 2

of all signatures (other than the signatures of the Credit Provider), the capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity with the original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such documents.

         This opinion is limited to the laws of the State of California and the federal laws of the United States.


         Based upon the foregoing examination and review, we are of the opinion that:

         1. The Credit Provider is a banking corporation duly organized and existing under the laws of the State of California.

         2. The Credit Provider has the corporate power and authority to execute, deliver and perform its obligations under the Credit Facility.

         3. The Credit Facility has been duly executed and issued by the Credit Provider in accordance with the terms of the Reimbursement Agreement and constitutes the legal, valid and binding obligation of the Credit Provider enforceable against the Credit Provider in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights in general as such laws would apply in the event of the bankruptcy, insolvency, reorganization, or liquidation of, or other similar occurrence with respect to the Credit Provider or in the event of any moratorium or similar occurrence affecting the Credit Provider and subject, as to enforceability, to general principles of equity (whether enforcement is sought in a proceeding in equity or at law).

         4. Registration of the Credit Facility is not required under the Securities Act of 1933, as amended.

         5. The information appearing under the headings "THE CREDIT FACILITY --GENERAL," and "--REDUCTION AND REINSTATEMENT OF THE CREDIT FACILITY" and "SUMMARY OF CERTAIN PROVISIONS OF THE REIMBURSEMENT AGREEMENT" in the Preliminary Private Placement Memorandum dated April 12, 1996 and the Private Placement Memorandum dated April 19, 1996, insofar as such statements purport to summarize certain provisions of the Reimbursement Agreement, accurately or fairly summarize such provisions.

         We are furnishing this opinion to you solely for your benefit and no other person is entitled to rely hereon. This opinion is not to be used, circulated, quoted or otherwise referred to for any purpose other than in connection with the delivery of the Credit Facility.

                                Very truly yours,

                                    EXHIBIT G

                   [OPINION OF COUNSEL TO THE CONFIRMING BANK]



                                 April ___, 1996


Bank One, Columbus, N.A., as Trustee
Columbus, Ohio

Village of Gurnee, Illinois
Gurnee, Illinois

SteriGenics International
Fremont, California

Chapman and Cutler
Chicago, Illinois

First Securities, Inc.
Richmond, Virginia

Standard & Poor's.
New York, New York

                                   $7,750,000
                           Village of Gurnee, Illinois
                      Industrial Development Revenue Bonds
                (SteriGenics International Project), Series 1996

Ladies and Gentlemen:

         We have acted as counsel to Comerica, Bank (the "Confirming Bank") in connection with the issuance by the Confirming Bank of a confirmation letter dated the date hereof (the Confirmation Letter") confirming the payment of draws on the irrevocable direct pay Letter of Credit No. [ ] (the "Credit Facility") issued by Comerica Bank-California (the "Credit Provider") pursuant to the Reimbursement Agreement (the "Reimbursement Agreement") dated as of April 1, 1996 between the Credit Provider and SteriGenics International (the "Company"), in support of certain payments in respect of the $7,750,000 Gurnee, Illinois Industrial Development Revenue Bonds (SteriGenics International Project), Series 1996 (the "Bonds").

         We have, as such counsel, examined the Reimbursement Agreement, the Credit Facility, the Confirmation Letter and all such corporate records, certificates and other documents and legal matters as we have deemed relevant and necessary for the purposes of this opinion.

Bank One, Columbus, N.A., as Trustee
Wheat, First Securities, Inc.
Standard & Poor's
April __, 1996
Page 2


         As to questions of fact material to our opinion, we have relied upon certificates furnishes to us by appropriate governmental officials and appropriate officers and representatives of the Credit Provider and ,the Confirming Bank. In making the examination referred to above, we have assumed the genuineness of all signatures (other than the signatures of the Credit Provider), the capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity with the original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such documents.

         This opinion is limited to the laws of the State of Michigan and the federal laws of the United States.

         Based upon the foregoing examination and review, we are of the opinion that:

         1. The Confirming Bank is a banking corporation duly organized and existing under the laws of the State of Michigan.

         2. The Confirming Bank has the corporate power and authority to execute, deliver and perform its obligations under the Confirmation Letter.

         3. The Confirmation Letter has been duly executed and issued by the Confirming Bank at the request of the Credit Provider and constitutes the legal, valid and binding obligation of the Confirming Bank enforceable against the Confirming Bank in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors rights in general as such laws would apply in the event of the bankruptcy, insolvency, reorganization, or liquidation of, or other similar occurrence with respect to the Confirming Bank or in the event of any moratorium or similar occurrence affecting the Confirming Bank and subject, as to enforceability, to general principles of equity (whether enforcement is sought in a proceeding in equity or at law).

         4. Registration of the Confirmation Letter is not required under the Securities Act of 1933,as amended.

         5. The information relating to the Confirming Bank and the Confirmation Letter appearing under the headings "THE CREDIT FACILITY -GENERAL," and "--REDUCTION AND REINSTATEMENT OF THE CREDIT FACILITY" and "SUMMARY OF CERTAIN PROVISIONS OF THE REIMBURSEMENT AGREEMENT" in the Preliminary Private Placement Memorandum dated April 12, 1996 and the Private Placement Memorandum dated April 19, 1996, insofar as such statements purport to summarize certain provisions of the Reimbursement Agreement, accurately or fairly summarize such provisions.

         We are furnishing this opinion to you solely for your benefit and no other person is entitled to rely hereon. This opinion is not to be used, circulated, quoted or otherwise referred to for any purpose other than in connection with the delivery of the Confirmation Letter.

                                Very truly yours,


                                       G-2